                                     EXHIBIT

99                 Press Release of Brady Corporation, dated September 12, 2003.

For More Information:
Investor contact: Barbara Bolens 414-438-6940, Director of Investor Relations Media contact: Carole Herbstreit 414-438-6882, Public Relations Manager

BRADY CORPORATION REPORTS FINANCIAL RESULTS FOR FISCAL 2003 FOURTH QUARTER AND YEAR ENDED JULY 31, 2003

MILWAUKEE (September 12, 2003)--Brady Corporation (NYSE:BRC), a world leader in identification solutions, today announced results for its fiscal 2003 fourth quarter and year ended July 31, 2003.

         Sales in the fiscal 2003 fourth quarter were $144.7, up 6.5 percent from $135.8 million in the fiscal 2002 fourth quarter. Foreign currency translation added 6.6 percent during the quarter. Annual sales for fiscal 2003 were a record $554.9 million, up 7.3 percent from fiscal 2002 sales of $517.0 million. The foreign currency impact for the full year was a favorable 5.1 percent.

          Net income for the fiscal 2003 fourth quarter was $1.8 million or $0.08 per diluted Class A common share, including a pretax restructuring charge of $9.6 million ($6.3 million after tax) to reflect a previously announced workforce reduction and consolidation of certain operations. This compares to $5.6 million or $0.24 per share including a pretax restructuring charge of $2.7 million ($1.8 million after tax) in the fiscal 2002 fourth quarter. Net income for fiscal 2003 was $21.4 million or $0.91 per share, compared with $28.3 million or $1.20 per share in fiscal 2002.

         "Fiscal 2003 was a challenging year because of a continued weak economy where manufacturing and other key markets showed little improvement. We have taken steps to reduce our costs and streamline our organization by moving to a regional structure and combining operating divisions. In light of the exodus of electronic manufacturing to overseas, we are continuing to rebalance our capacity around the globe. Our earlier investments in Asia and Latin America are already contributing positively to our results," said Frank M. Jaehnert, president and chief executive officer. "Our restructuring initiative will be substantially wrapped up in the first half of fiscal 2004. As previously announced, we expect to take an additional $2 to $3 million in charges to complete the restructuring. Annual savings from the combined restructuring efforts are expected to be $10 to $13 million.

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         "We continue to have a strong cash balance of more than $76 million and virtually no debt. With our employees strongly focused on our customers, and our investments in acquisitions and process improvements, we believe we are well positioned for future growth."

         A Webcast regarding fiscal 2003 results will be available at www.investor.bradycorp.com beginning at 9:30 a.m. Central Daylight Time today.

         Brady is an international manufacturer and marketer of identification and materials solutions, with products including labels, signs, precision die-cut materials, printing systems, software, and label-application and data-collection systems for electronics, telecommunications, manufacturing, electrical, and a variety of other markets. Founded in 1914, Brady is headquartered in Milwaukee and employs about 3,000 people in operations in the United States, Europe, Asia/Pacific, Latin America and Canada. More information is available on the Internet at www.bradycorp.com.

                                       ###

This news release contains forward-looking information, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking information in this release involves risks and uncertainties, including, but not limited to, domestic and international economic conditions and growth rates; fluctuations in currency exchange rates for international currencies versus the U.S. dollar; the successful implementation of a new enterprise-resource-planning system; the ability of the company to acquire, integrate and achieve anticipated synergies from new businesses; the ability of the company to adjust its cost structure to changes in levels of sales and product mix in a timely manner; variations in the economic or political conditions in the countries in which the company does business; technology changes; and the continued availability of sources of supply. Brady cautions that forward-looking statements are not guarantees, since there are inherent difficulties in predicting future results, and that actual results could differ materially from those expressed or implied in forward-looking statements.

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BRADY CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND EARNINGS RETAINED IN THE
BUSINESS

(Dollars in Thousands, Except Per Share Amounts)

                                                            (Unaudited)                (Unaudited)

                                                     Three Months Ended July 31,   Year Ended July 31,
                                                         2003          2002        2003          2002
                                                       ---------    ---------    ---------    ---------
NET SALES                                              $ 144,684    $ 135,839    $ 554,866    $ 516,962

Operating expenses:
   Cost of products sold                                  71,413       68,595      274,593      256,186
   Research and development                                5,065        4,131       18,873       17,271
   Selling, general and administrative                    55,465       52,660      219,662      199,282
   Restructuring charges, net                              9,589        2,720        9,589        2,720
                                                       ---------    ---------    ---------    ---------

Total operating expenses                                 141,532      128,106      522,717      475,459

Operating income                                           3,152        7,733       32,149       41,503

Other income and (expense):
   Investment and other income - net                        (361)         888          427        1,714
   Interest expense                                          (56)         (48)        (121)         (82)
                                                       ---------    ---------    ---------    ---------

Income before income taxes                                 2,735        8,573       32,455       43,135

Income taxes                                                 928        2,928       11,035       14,882
                                                       ---------    ---------    ---------    ---------

Net Income                                                 1,807        5,645       21,420       28,253

Earnings retained in business at beginning of period     293,562      286,469      287,674      276,779

Less:
  Redemption premium on preferred stock                                               (171)
  Preferred stock dividends                                    -          (64)                     (259)
  Common stock dividends                                  (4,564)      (4,376)     (18,118)     (17,099)

Earnings retained in business at end of period         $ 290,805    $ 287,674    $ 290,805    $ 287,674
                                                       =========    =========    =========    =========

Net income per Class A Nonvoting Common Share

                                             Basic     $    0.08    $    0.24    $    0.92    $    1.22
                                                       =========    =========    =========    =========

                                           Diluted     $    0.08    $    0.24    $    0.91    $    1.20
                                                       =========    =========    =========    =========

Net income per Class B Voting Common Share

                                             Basic     $    0.08    $    0.24    $    0.89    $    1.19
                                                       =========    =========    =========    =========

                                           Diluted     $    0.08    $    0.24    $    0.88    $    1.17
                                                       =========    =========    =========    =========

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BRADY CORPORATION AND SUBSIDIARIES
COMPARATIVE BALANCE SHEETS

(DOLLARS IN THOUSANDS)

                           ASSETS                                       JULY 31, 2003     JULY 31, 2002
                           ------                                       -------------     -------------
                                                                         (UNAUDITED)
CURRENT ASSETS:
   Cash and cash equivalents                                               $  76,088       $  75,969
   Accounts receivable, less allowance for losses ($3,166 and                 80,162          76,246
       $3,206, respectively)
   Inventories                                                                36,564          36,718
   Prepaid expenses and other current assets                                  22,343          21,093
                                                                           ---------       ---------

TOTAL CURRENT ASSETS                                                         215,157         210,026

OTHER ASSETS:
   Goodwill - net                                                            130,667         108,053
   Other                                                                      24,455          21,555
                                                                           ---------       ---------

                                                                             155,122         129,608
PROPERTY, PLANT AND EQUIPMENT:
   Cost:
       Land                                                                    5,172           5,612
       Buildings and improvements                                             51,471          50,122
       Machinery and equipment                                               139,007         127,955
       Construction in progress                                                3,245           3,062
                                                                           ---------       ---------

                                                                             198,895         186,751
   Less accumulated depreciation                                             119,655         105,860
                                                                           ---------       ---------

NET PROPERTY, PLANT AND EQUIPMENT                                             79,240          80,891
                                                                           ---------       ---------

TOTAL                                                                      $ 449,519       $ 420,525
                                                                           =========       =========

            LIABILITIES AND STOCKHOLDERS' INVESTMENT

CURRENT LIABILITIES:
   Accounts payable                                                        $  28,470       $  26,294
   Wages and amounts withheld from employees                                  30,619          26,251
   Taxes, other than income taxes                                              2,492           2,396
   Accrued income taxes                                                       11,449           6,312
   Other current liabilities                                                  17,320          12,847
   Short-term borrowings and current maturities on long-term debt                929             162
                                                                           ---------       ---------

TOTAL CURRENT LIABILITIES                                                     91,279          74,262

LONG-TERM DEBT, LESS CURRENT MATURITIES                                          568           3,751

OTHER LIABILITIES                                                             18,711          18,270
                                                                           ---------       ---------

TOTAL LIABILITIES                                                            110,558          96,283

STOCKHOLDERS' INVESTMENT:
   Preferred stock                                                             2,855
   Class A nonvoting common stock - Issued and outstanding, 21,558,265           216             214
        and 21,356,605 shares, respectively
   Class B voting common stock - Issued and outstanding 1,769,314 shares          18              18
   Treasury Stock - 18,262 and 4,548 shares, at cost                            (509)           (132)
   Additional paid-in capital                                                 47,464          41,526
   Earnings retained in the business                                         290,805         287,674
   Cumulative other comprehensive income                                       1,595          (7,665)
   Other                                                                        (628)           (248)
                                                                           ---------       ---------

TOTAL STOCKHOLDERS' INVESTMENT                                               338,961         324,242
                                                                           ---------       ---------

TOTAL                                                                      $ 449,519       $ 420,525
                                                                           =========       =========

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BRADY CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

(DOLLARS IN THOUSANDS)

                                                                                            Year Ended July 31,
                                                                                             2003        2002
                                                                                           --------    --------
Operating activities:
Net income                                                                                 $ 21,420    $ 28,253
Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation and amortization                                                              17,771      16,630
  Loss on sale or disposal of property, plant & equipment                                        55       1,166
  Provision for losses on accounts receivable                                                 1,523       2,467
  Amortization of restricted stock                                                              289         694
  Net restructuring charge                                                                    6,926       2,239
  Changes in operating assets and liabilities (net of effects of business acquisitions):
     Accounts receivable                                                                      4,334      (3,057)
     Inventory                                                                                4,140       4,895
     Prepaid expenses and other assets                                                       (1,179)     (1,538)
     Accounts payable and accrued liabilities                                                (4,007)        923
     Income taxes                                                                             5,244         453
     Deferred income taxes                                                                   (1,915)        449
     Other liabilities                                                                          648         677
                                                                                           --------    --------
        Net cash provided by operating activities                                            55,249      54,251

Investing activities:
  Acquisitions of businesses, net of cash acquired                                          (23,912)    (12,749)
  Termination of capital lease                                                                 (791)          -
  Purchases of property, plant and equipment                                                (14,438)    (13,095)
  Proceeds from sale of property, plant and equipment                                           257         776
  Other                                                                                          68         534
                                                                                           --------    --------
        Net cash (used in) investing activities                                             (38,816)    (24,534)

Financing activities:
  Payment of dividends                                                                      (17,936)    (17,358)
  Proceeds from issuance of Common Stock                                                      4,662       5,720
  Principal payments on debt                                                                   (327)     (1,747)
  Payment for redemption of preferred stock                                                  (2,855)          -
  Purchase of Treasury Stock                                                                   (377)          -
                                                                                           --------    --------
        Net cash (used in) financing activities                                             (16,833)    (13,385)
Effect of exchange rate changes on cash                                                         519      (3,174)
                                                                                           --------    --------

Net increase in cash and cash equivalents                                                       119      13,158
Cash and cash equivalents, beginning of period                                               75,969      62,811
                                                                                           --------    --------

Cash and cash equivalents, end of period                                                   $ 76,088    $ 75,969
                                                                                           ========    ========

Supplemental disclosures:
Cash paid during the period for:
  Interest                                                                                 $     43    $    175
  Income taxes, net of refunds                                                               12,789      15,176
Acquisitions:
Fair value of asset acquired, net of cash                                                  $ 14,430    $  5,667
Liabilities Assumed                                                                          (8,146)     (1,789)
Goodwill                                                                                     17,628       8,871
                                                                                           --------    --------
Net cash paid for acquisitions                                                             $ 23,912    $ 12,749
                                                                                           ========    ========
Termination of Capital Lease:
Disposition of capital assets                                                              $ (2,574)   $      -
Settlement of capital lease liability                                                         3,365           -
                                                                                           --------    --------
Net cash paid for termination of capital lease                                             $    791    $      -
                                                                                           ========    ========